                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                 ATRION CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                              [Atrion Letterhead]

                                  April 6, 2006

Dear Stockholder:

     You are cordially invited to attend the 2006 annual meeting of stockholders of Atrion Corporation which will be held at our offices in Allen, Texas on Monday, May 22, 2006 at 10:00 a.m., Central Time. A notice of the annual meeting and the Company's proxy statement, together with a proxy card, accompany this letter. Also enclosed is a copy of our 2005 Annual Report. The notice of annual meeting and proxy statement describe the matters to be voted on at the meeting.

     We hope that you will attend the meeting in person. However, whether or not you plan to be personally present, please read the accompanying proxy statement carefully and then complete, date and sign the enclosed proxy card and return it promptly in the envelope provided herewith. This will ensure that your shares of common stock are represented at the meeting if you are unable to attend.

                                        Sincerely,


                                        /s/ Emile A. Battat
                                        ----------------------------------------
                                        Emile A. Battat
                                        Chairman and President

                               ATRION CORPORATION
                              ONE ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Atrion Corporation:

     Notice is hereby given that the annual meeting of stockholders of Atrion Corporation (the "Company") will be held at the Company's offices, One Allentown Parkway, Allen, Texas on Monday, May 22, 2006 at 10:00 a.m., Central Time, for the following purposes:

     1.   To elect one Class II director.

     2. To consider and vote upon a proposal to approve the Company's 2006 Equity Incentive Plan.

     3. To ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2006.

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors fixed the close of business on March 31, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Jeffery Strickland
                                        Vice President and Chief Financial
                                        Officer, Secretary and Treasurer

April 6, 2006

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED HEREWITH. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               ATRION CORPORATION
                              ONE ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2006

                               GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Atrion Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of stockholders to be held at the Company's offices, One Allentown Parkway, Allen, Texas on Monday, May 22, 2006 at 10:00 a.m., Central Time, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy card are being first sent or given to stockholders on or about April 6, 2006. The Company's 2005 Annual Report is being mailed to stockholders with this Proxy Statement.

PURPOSE OF THE MEETING

     At the annual meeting, the Company's stockholders will consider and vote upon the following matters: (i) the election of one Class II director, (ii) a proposal to approve the Company's 2006 Equity Incentive Plan and (iii) a proposal to ratify the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2006.

VOTING SECURITIES AND RECORD DATE

     Stockholders of record at the close of business on March 31, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. At the close of business on the Record Date, the Company had outstanding and entitled to vote 1,841,906 shares of common stock, the only voting securities of the Company. Holders of record of shares of common stock outstanding on the Record Date will be entitled to one vote for each share held of record on that date upon each matter presented to the stockholders to be voted upon at the meeting.

     If the enclosed proxy card is properly executed and received in time for the annual meeting, unless previously revoked, shares of common stock represented thereby will be voted at the annual meeting as specified by the stockholder on the proxy. If no such specification is made, shares represented by such proxy will be voted FOR the election as director of the nominee of the Board of Directors named herein, FOR adoption of the Company's 2006 Equity Incentive Plan and FOR ratification of the appointment of Grant Thornton LLP as independent accountants to audit the Company's financial statements for the year 2006. In addition, in their discretion the persons designated in the proxy card will vote upon such other business as may properly come before the meeting, including voting for any adjournment of the meeting proposed by the Board of Directors. A proxy may be revoked at any time before it is voted at the meeting by delivering to the Company a later-dated proxy, by voting by ballot at the meeting or by filing with the Inspectors of Election an instrument of revocation.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as present and represented at the annual meeting for purposes of determining a quorum. A director will be elected at the annual meeting by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the election of the director. The affirmative vote of the holders of a majority of the shares of common stock of the Company present in person or represented by proxy at the annual meeting and entitled to vote thereon is required for approval of the Company's 2006

Equity Incentive Plan. Abstentions will have the same effect as a vote against and broker non-votes will have no effect on the proposal to approve the Company's 2006 Equity Incentive Plan.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. One Class II director is to be elected at the annual meeting, to serve until the annual meeting of stockholders to be held in 2009 and until the election and qualification of his successor in office. The nominee for election as Class II director named below is a member of the Board of Directors and was previously elected by the stockholders. It is intended that the persons named in the proxy card will vote for the election of this nominee. If the nominee listed below, who has indicated his willingness to serve as a director if elected, is not a candidate when the election occurs, proxies may be voted for the election of any substitute nominee.

     The following information is furnished with respect to the Board of Directors' nominee for election as a director and each director whose term will continue after the annual meeting.

               Name, Age, Service as a Director of the Company (a)
                  Principal Occupation, Positions and Offices,
                   Other Directorships and Business Experience

                        NOMINEE FOR ELECTION AS DIRECTOR

                         Class II - Term Ending in 2009

HUGH J. MORGAN, JR.

     Mr. Morgan, age 77, has been a director since 1988. Mr. Morgan is a private investor. He served as Chairman of the Board of National Bank of Commerce of Birmingham from February 1990 until April 2003. Mr. Morgan holds a Bachelor of Arts degree from Princeton University and is a graduate of the Vanderbilt University Law School.

                         DIRECTORS CONTINUING IN OFFICE

                         Class III - Term Ending in 2007

ROGER F. STEBBING

     Mr. Stebbing, age 65, has been a director since 1992. Mr. Stebbing is President and Chief Executive Officer of Stebbing and Associates, Inc., an engineering consulting company, and has served in such capacities since 1986. He was President and Chief Executive Officer of Marlboro Enterprises, Inc., a company engaged in chemical plant engineering, design, construction and operation, for many years until the sale of that company in September 1999 and continued to serve as an employee of Marlboro Enterprises, Inc. until September 2001. Mr. Stebbing is a licensed professional engineer and has a BSc honors degree in Chemical Engineering from Salford University.

JOHN P. STUPP, JR.

     Mr. Stupp, age 56, has been a director since 1985. He is President of Stupp Bros., Inc., a diversified holding company, and has served in such capacity since March 2004. From April 1995 until March 2004, he served as Executive Vice President and Chief Operating Officer of Stupp Bros., Inc., and since August 1995 he has also served as Chief Executive Officer of Stupp Corporation, a division of Stupp Bros., Inc. Mr. Stupp holds a Bachelor of Science degree in Business and Economics from Lehigh University. He serves as a director of The Laclede Group, Inc.

                          Class I - Term Ending in 2008

EMILE A. BATTAT

     Mr. Battat, age 68, has been a director since 1987 and has served as Chairman of the Board of the Company since January 1998 and as President and Chief Executive Officer of the Company, and as Chairman of the Board or President of each of the Company's subsidiaries, since October 1998. Mr. Battat holds Bachelor of Science and Master of Science degrees in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard University. He is an associate member of Sigma Xi, a scientific honor society.

RONALD N. (NICKY) SPAULDING

     Mr. Spaulding, age 42, was elected to the Board of Directors in February 2006. Mr. Spaulding is the President of International Operations of Guidant Corporation and has served in that position since 2005. He also serves on the Guidant Management Committee, having been appointed to that committee in 2002. From 2003 to 2005, he was the President of Europe, Middle East, Africa and Canada of Guidant Corporation. From 2000 to 2003, Mr. Spaulding served as President of Guidant's Cardiac Surgery business and during the period from 1994, when he joined Guidant Corporation, until 2000 he served in various other positions with that company. Mr. Spaulding holds a Master's degree in Biomedical Engineering and a Bachelor of Science degree in Mechanical Engineering from the University of Miami.

----------
(a) Unless the context otherwise requires, references in this Proxy Statement to the Company, Board of Directors and executive officers of the Company prior to February 25, 1997 mean ATRION Corporation, the Company's predecessor, and its Board of Directors and executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ITS NOMINEE, HUGH
     J. MORGAN, JR.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

     Director Independence. The Company's Board of Directors has determined that the following directors are "independent" within the meaning of The Nasdaq Stock Market ("Nasdaq") listing standards: Hugh J. Morgan, Jr., Ronald N. (Nicky) Spaulding, Roger F. Stebbing and John P. Stupp, Jr.

     Meetings. The Board of Directors held four meetings during 2005. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees on which he served held in 2005 during the time he served as a director or as a member of such committees.

     Nominating Process. In light of its small size, the Board of Directors has determined, and has adopted a resolution providing, that nominees for election to the Board of Directors will be selected by a majority vote of the directors meeting the Nasdaq independence requirements and, consequently, does not have a separate nominating committee or a nominating committee charter. In accordance with resolutions adopted by the Board of Directors, in selecting nominees for election as directors, the Board of Directors, with the assistance of the Corporate Governance Committee, will review and evaluate candidates submitted by directors and management and by the Company's stockholders pursuant to the procedures set forth in the Company's Bylaws and described in "STOCKHOLDER PROPOSALS -- Stockholder Nominations for Directors" below. The Board of Directors, in considering possible nominees, will take into account the following: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience that is relevant to the Company; (c) each director should have sufficient time available to devote to the affairs of the Company; and (d) each director should represent the best interest of all stockholders. All possible nominees are to be reviewed in the same manner, regardless of whether they have been submitted by stockholders, directors or management.

     Committees. The Board of Directors has four standing committees: the Executive Committee, the Corporate Governance Committee, the Compensation Committee and the Audit Committee. The Executive Committee is currently comprised of Emile A. Battat, Richard O. Jacobson and Hugh J. Morgan, Jr. The Executive Committee did not meet during 2005. The Corporate Governance Committee, which is currently comprised of Richard O. Jacobson and Roger F. Stebbing, is to assist in the evaluation of possible nominees for election to the Board of Directors as requested by the Board of Directors, review annually and advise the Board of Directors with respect to the compensation of directors and recommend to the Board of Directors (a) the number of directors to be fixed in connection with each annual meeting of stockholders, (b) the directors to be appointed to each of the committees of the Board, (c) corporate governance guidelines and (d) proposed changes to the charter of the Corporate Governance Committee. The Corporate Governance Committee met one time in 2005. The Compensation Committee, which is currently comprised of Richard O. Jacobson, Hugh J. Morgan, Jr. and John P. Stupp, Jr., makes recommendations to the Board of Directors as to the remuneration of all executive officers of the Company, administers the Atrion Corporation 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan") and reviews and makes recommendations regarding the Company's other incentive compensation plans. The Compensation Committee met one time in 2005. The Audit Committee, the current members of which are Hugh J. Morgan, Jr., Roger F. Stebbing and John P. Stupp, Jr., appoints, determines the appropriate compensation for and oversees the work of the Company's independent auditors, and assists the Board of Directors in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures and oversees related party transactions. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reviews, at least annually, the Audit Committee Charter and is to recommend any changes to the Audit Committee Charter to the Board of Directors. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq listing standards and is financially literate and that Mr. Stupp qualifies as an audit committee financial expert. The Audit Committee met nine times in 2005.

     Board Compensation. Each outside director is paid a fee of $24,000 per year. In addition, the Chairmen of the Corporate Governance Committee and the Compensation Committee are each paid a fee of $6,000 per year, and the Chairman of the Audit Committee is paid a fee of $12,000 per year. The Company reimburses each director for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors.

     Stockholder Communications to the Board of Directors. Any stockholder wishing to communicate with the Board of Directors about any matter should send the communication, in written form, to Emile A. Battat, Chairman and President, at the Company's principal office in Allen, Texas. Mr. Battat will promptly send the communication to the other members of the Board of Directors.

     Attendance at Stockholder Meetings. The Board of Directors has adopted a policy encouraging each director to attend, if practicable, the annual meeting of stockholders of the Company. The 2005 annual meeting was attended by five directors.

                              SECURITIES OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of common stock of the Company as of March 15, 2006 by (i) each of the directors of the Company, one of whom is also the Board of Directors' nominee for election as a director at the annual meeting; (ii) the executive officers of the Company who are named in the Summary Compensation Table herein; (iii) all of the directors and executive officers of the Company as a group, and (iv) each other person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

                                            NUMBER OF SHARES
                                              BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                        OWNED (A)      OF CLASS (A)
------------------------                    ----------------   ------------
Emile A. Battat (b)                           221,900(c)          11.95%
Richard O. Jacobson                            36,000(c)           1.95%
Hugh J. Morgan, Jr.                            20,000(d)           1.09%
Ronald N. (Nicky) Spaulding                         0                  *
Roger F. Stebbing                              28,800(c)           1.56%
John P. Stupp, Jr.                            165,000(c)(e)        8.84%
Jeffery Strickland                             34,966(c)(f)        1.89%
Oak Forest Investment Management, Inc.(g)     127,323              6.92%
Royce & Associates, LLC.(h)                   107,278              5.83%
T. Rowe Price Associates, Inc. (i)            168,000              9.13%
All directors and executive
   officers as a group                        506,666(j)          26.48%

----------
*    Less than 1% of class

(a) Based on 1,839,607 shares of common stock outstanding on March 15, 2006, plus shares which can be acquired through the exercise of options within 60 days thereafter by the specified individual or group. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.

(b) The business address for Mr. Battat is One Allentown Parkway, Allen, Texas 75002-4211.

(c) The shares listed include the following shares issuable upon the exercise of options exercisable on March 15, 2006 or within 60 days thereafter: Mr. Battat, 17,800 shares; Mr. Jacobson, 10,000; Mr. Stebbing, 10,000; Mr. Stupp, 26,000; and Mr. Strickland 10,100. All such persons are parties to award agreements setting forth certain terms of options granted to them under the 1997 Stock Incentive Plan, and Mr. Stupp is also a party to an award agreement setting forth certain terms of options granted to him under the Atrion Corporation 1998 Outside Directors Stock Option Plan.

(d) Does not include 23,000 shares held by Mr. Morgan's children and their spouses and Mr. Morgan's grandchildren as a result of gifts by Mr. Morgan, none of which shares is beneficially owned by Mr. Morgan.

(e) Includes 135,000 shares held by Stupp Bros., Inc. as to which shares Mr. Stupp shares voting power and investment power as a director and executive officer and as a voting trustee of a voting trust which owns 100% of the voting stock of Stupp Bros., Inc. The 135,000 shares held by Stupp Bros., Inc. represent 7.34% of the common stock of the Company outstanding as of March 15, 2006. The business address for Mr. Stupp and Stupp Bros., Inc. is 3800 Weber Road, St. Louis, Missouri 63125.

(f) Includes 15,966 shares held in a family trust of which Mr. Strickland is a co-trustee.

(g) The address of Oak Forest Investment Management, Inc. ("Oak Forest") is 9705 Carmel Court, Bethesda, Maryland 20817. This information is based upon a Schedule 13G dated January 18, 2006 filed with the Securities and Exchange Commission (the "Commission") and furnished to the Company reporting that Oak Forest has sole power to vote or direct the vote of and the sole power to dispose or direct the disposition of 127,323 shares of common stock of the Company.

(h) The address of Royce & Associates, LLC ("Royce") is 1414 Avenue of the Americas, New York, New York 10019. This information is based upon a
     Schedule 13G dated January 11, 2006 filed with the Commission and furnished to the Company reporting that Royce has sole power to vote or direct the vote of and the sole power to dispose or direct the disposition of 107,278 shares of common stock of the Company.

(i) The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. This information is based upon a Schedule 13G dated February 14, 2006 filed with the Commission and furnished to the Company by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small-Cap Value Fund, Inc. reporting that T. Rowe Price Small-Cap Value Fund, Inc. has sole power to vote or direct the vote of 168,000 shares of common stock and that Price Associates, which serves as investment adviser for T. Rowe Price Small-Cap Value Fund, Inc., has sole power to dispose or direct the disposition of such shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares of common stock; however, Price Associates has expressly disclaimed beneficial ownership of all such shares.

(j)  See notes (a)-(f) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Commission. Executive officers and directors are required to furnish the Company with copies of Section 16(a) forms that they file. Based upon a review of these filings and written representations from the Company's directors and executive officers regarding the filing of such reports, the Company believes that its directors and executive officers complied with all applicable Section 16(a) filing requirements during 2005.

                     APPROVAL OF 2006 EQUITY INCENTIVE PLAN

INTRODUCTION

     The Atrion Corporation 2006 Equity Incentive Plan was adopted by the Board of Directors in February 2006, subject to approval by the Company's stockholders. If approved by the stockholders, the 2006 Equity Incentive Plan will become effective as of May 22, 2006, the date of the annual meeting. Under the 2006 Equity Incentive Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, deferred stock units, stock appreciation rights and performance share units to key employees (including executive officers) and consultants of the Company and its subsidiaries. The purpose of the 2006 Equity Incentive Plan is
(a) to recognize and compensate selected employees and consultants who contribute to the success of the Company and its subsidiaries, (b) to attract and retain key employees and consultants and (c) to provide incentive compensation to key employees and consultants based on the performance of the Company and its subsidiaries.

SUMMARY OF 2006 EQUITY INCENTIVE PLAN

     The following is a summary of the 2006 Equity Incentive Plan. The statements contained herein are qualified in their entirety by reference to the 2006 Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement.

     General. The 2006 Equity Incentive Plan authorizes the Company to grant to eligible persons the following types of equity-based awards: options to purchase common stock that qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); options to purchase common stock that do not qualify as incentive stock options under the Code, which also are referred to as "nonqualified stock options;" shares of restricted stock that are subject to certain transferability and forfeiture restrictions that lapse after specified restricted periods; restricted stock units; deferred stock units; stock appreciation rights, also known as "SARs;" and performance share units.

     Eligible Persons. Key employees and consultants of the Company will be eligible to participate in the 2006 Equity Incentive Plan. Under present law, incentive stock options may be granted only to employees. As of March 15, 2006, approximately 40 employees and consultants of the Company and its subsidiaries would be eligible to participate in the 2006 Equity Incentive Plan. The selection of key employees and consultants to participate in the 2006 Equity Incentive Plan and the types of awards will be entirely within the discretion of the Compensation Committee of the Board of Directors.

     Shares Available. The maximum number of shares of common stock subject to all awards granted under the 2006 Equity Incentive Plan will be 100,000 shares, constituting approximately 5.5% of the shares of common stock outstanding on March 15, 2006. The maximum number of shares of common stock that may be awarded to any one person during any one year is 20,000 shares. The awards granted under the 2006 Equity Incentive Plan and the foregoing share limitations are subject to equitable adjustment or substitution, as determined by the Compensation Committee in its sole discretion, in the event of certain changes in the Company's outstanding shares of common stock or its capital structure resulting from a dividend or other distribution in the form of cash, common stock, other securities or other property, on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of the common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar event that effects the common stock. In the event that any stock option, restricted common stock, restricted stock unit, deferred stock unit, SAR, or performance share unit expires or is surrendered, terminated, or forfeited, the shares of common stock no longer subject to such award will be released and thereafter available for new awards under the 2006 Equity Incentive Plan.

     Administration. The Compensation Committee is authorized to administer the 2006 Equity Incentive Plan. The Compensation Committee has the power, subject to the provisions of the 2006 Equity Incentive Plan, to interpret the 2006 Equity Incentive Plan and the agreements pursuant to which stock options, restricted common stock, restricted stock units, deferred stock units, SARs and performance units are granted or awarded, and to adopt such rules for the administration, interpretation and application of the 2006 Equity Incentive Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Compensation Committee has the power, subject to the provisions of the 2006 Equity Incentive Plan, to designate the key employees and consultants to receive awards from time to time; to determine the nature and extent of the awards to be made; to determine the time when awards will be made; to establish the performance goals and determine the period of time within which performance is measured; to establish the various targets and bonus amounts which may be earned; to specify the relationship between the performance goals and the targets and amounts that may be earned; to determine the period of time during which shares of restricted stock and restricted stock units are subject to restrictions; to determine the conditions for the payment of awards; and to prescribe the forms of agreements and documents evidencing the awards. The Compensation Committee, in its absolute discretion, will determine the effect of a participant's termination on unvested options, restricted common stock and restricted stock units unless otherwise provided in the 2006 Equity Incentive Plan.

TYPES OF EQUITY-BASED AWARDS

     Stock Options. The Compensation Committee may grant stock options to eligible persons under the 2006 Equity Incentive Plan. Each option granted pursuant to the 2006 Equity Incentive Plan is designated at the time of grant as either an option intended to qualify as an incentive stock option under Section 422 of the Code or as an option that is not intended to so qualify, referred to as a nonqualified stock option. Nonqualified stock options may be granted to all eligible persons, but incentive stock options may be granted only to employees of the Company and its subsidiaries. The Compensation Committee may set the exercise price of stock options, provided that the exercise price per share is not less than the par value of a share of common stock and is not less than the fair market value of the underlying common stock on the date of grant. Stock options will vest and become exercisable in such a manner and on such date or dates as are determined by the Compensation Committee. Any incentive stock options granted pursuant to the 2006 Equity Incentive Plan will expire after a period not exceeding ten years from the date of grant, as determined by the Compensation Committee, subject to earlier termination in the event that the participant's employment or service with the Company or a subsidiary ceases before the end of the option period. If an incentive stock option is granted to a key employee who owns or is deemed to own more than 10% of the combined voting power of all classes of the Company's stock, the option period may not exceed five years and the exercise price may not be less than 110% of the fair market value of the underlying common stock on the date of grant. The exercise price for any option is generally payable in cash or, in certain circumstances, by the surrender, at the fair market value on the date on which the option is exercised, of shares of the Company's common stock having a value equal to the exercise price. The 2006 Equity Incentive Plan permits optionholders to exercise their options prior to the date on which the options will vest, subject to Compensation Committee action. In such case, the optionholder will, upon payment for the shares, receive restricted stock having vesting terms that are identical to the vesting terms under the original option and subject to repurchase by the Company while the restrictions on vesting are in effect. Each stock option is to be evidenced by an award agreement containing such provisions, consistent with the 2006 Equity Incentive Plan, as are determined by the Compensation Committee.

     Restricted Common Stock. The Compensation Committee may award restricted common stock to key employees and consultants under the 2006 Equity Incentive Plan. The participant's rights to the restricted common stock are subject to certain transferability and forfeiture restrictions during a restricted period which commences on the date of grant of the restricted common stock and expires from time to time in accordance with a schedule established by the Compensation Committee. While the restrictions are in place, the participant generally has the rights and privileges of a stockholder as to the restricted common stock, including the right to vote the restricted common stock and to receive dividends thereon. Upon the expiration of the restricted period, the restrictions are of no further force or effect with respect to the restricted common stock. Each restricted common stock award is to be evidenced by an award agreement between the Company and the participant setting forth the applicable restrictions.

     Restricted Stock Units and Deferred Stock Units. The Compensation Committee may award restricted stock units and deferred stock units to key employees and consultants under the 2006 Equity Incentive Plan, each for the duration that it determines in its discretion. Each restricted stock unit and each deferred stock unit is equivalent in value to one share of common stock and entitles the participant receiving the award to receive one share of common stock for each restricted stock unit at the end of the vesting period applicable to such restricted stock unit and for each deferred stock unit at the end of the deferral period. Participants are not required to pay any additional consideration in connection with the settlement of restricted stock units or deferred stock units. A holder of restricted stock units or deferred stock units has no voting rights, right to receive cash distributions or other rights as a stockholder until shares of common stock are issued to the holder in settlement of the stock units. However, participants holding restricted stock units or deferred stock units are entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents are credited in the form of additional stock units.

     Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights to key employees and consultants, alone or in tandem with stock options, pursuant to the 2006 Equity Incentive Plan. SARs are awards that give the participant the right to receive an amount equal to (1) the number of shares exercised under the right, multiplied by (2) the amount by which the Company's stock price exceeds the exercise price. Payment may be in cash, in shares of the Company's common stock with equivalent value, or in some combination, as determined by the Compensation Committee. The Compensation Committee will determine the exercise price, vesting schedule and other terms and conditions of stock appreciation rights; however, SARs expire under the same rules that apply to stock options.

     Performance Units. The Compensation Committee is authorized to establish performance programs and may award performance units to key employees and consultants in accordance with such programs under the 2006 Equity Incentive Plan. Holders of performance units will be entitled to receive payment in cash or shares of our common stock (or in some combination of cash and shares) if the performance goals established by the Compensation Committee are achieved or the awards otherwise vest. Each performance unit will have an initial value established by the Compensation Committee. The Compensation Committee will set performance objectives, and such performance objectives may be based upon the achievement of Company-wide, subsidiary or individual goals.

     Transferability. A participant's interest in and rights under the 2006 Equity Incentive Plan, including amounts receivable on account of the equity-based awards thereunder, may not be sold, assigned, donated, transferred, or otherwise disposed of, and may not be mortgaged, pledged or encumbered, except in the event of a participant's death to a designated beneficiary to the extent permitted in the 2006 Equity Incentive Plan, or by will or the laws of descent and distribution in the absence of any such designation. The Compensation Committee, however, may allow for the transfer of awards other than incentive stock options to other persons or entities.

     Change of Control Provisions. Under the 2006 Equity Incentive Plan, if the Company experiences a change of control, a participant's then unvested options will automatically vest and be fully exercisable, and restricted stock and restricted stock units will vest and no longer be subject to forfeiture, unless otherwise provided in the participant's award agreement or employment agreement. A "change of control" is defined as any of the followings events:

     - any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than 25% of the then outstanding shares of voting stock of the Company,

     - the consummation of any merger or consolidation of the Company into another company, such that the holders of the shares of the voting stock of the Company immediately before such merger or consolidation own less than 50% of the voting power of the securities of the surviving company or the parent of the surviving company,

     - the adoption of a plan for complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the holders of the shares of the voting stock of the Company immediately prior to the transaction own less than 50% of the voting securities of the acquiror or the parent of the acquiror, or

     - during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

     Amendment and Termination. The Board of Directors may amend or terminate the 2006 Equity Incentive Plan at any time. The Board of Directors may also suspend and, if suspended, reinstate the 2006 Equity Incentive Plan in whole or in part at any time and from time to time. Any amendment of the 2006 Equity Incentive Plan must be approved by the Company's stockholders to the extent that such approval is required by the 2006 Equity Incentive Plan, applicable law, regulations or rules.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material United States federal income tax consequences of the 2006 Equity Incentive Plan to the Company and the participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

     Stock Options. The grant of stock options under the 2006 Equity Incentive Plan will not result in taxable income at the time of the grant for either the Company or the optionee. Upon exercising an incentive stock option, the optionee will have no taxable income (except that the alternative minimum tax may apply) and the Company will receive no deduction. Upon exercising a nonqualified stock option, the optionee will recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price, and the Company will be entitled to a deduction for the same amount. The optionee's income is subject to withholding tax as wages. The tax treatment of the optionee upon a disposition of shares of common stock acquired through the exercise of a stock option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for two years from the date of grant and one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be treated as shares received from the exercise of a nonqualified stock option. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the optionee will treat the gain realized on the sale as a capital gain. Generally, there will be no tax consequence to the Company in connection with the disposition of shares of common stock acquired under an option, except that the Company may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

     Restricted Stock. An award of restricted stock will not result in taxable income to the participant at the time of grant. Upon the lapse of the restrictions, the participant will recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses. Alternatively, within 30 days after receipt of the restricted stock, a participant may make an election under Section 83(b) of the Code, which would allow the participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions. The Company will be entitled to a deduction for the year in which the participant recognizes ordinary income with respect to the restricted stock in an amount equal to such income. Upon disposition of the stock awarded as restricted stock, the participant will recognize capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance or vesting of the stock. Such gain or loss will be long term or short term depending on whether the stock was held for more than one year.

     Restricted Stock Units. No taxable income will be recognized upon the award of a restricted stock unit. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to fair market value of the shares on the date of issuance. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.

     Deferred Stock Units. The award of a deferred stock unit generally will not be taxable to the participant and will not be deductible by the Company at the time of the award. At the time a deferred stock unit award is settled in shares of common stock, the participant will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the fair market value of the common stock at the time the deferred stock unit is settled.

     Stock Appreciation Rights. No taxable income will be realized upon the award of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, the Company will be entitled to an income tax deduction in the year in which such ordinary income is recognized by the participant.

     Performance Units. The award of a performance unit generally will not be taxable to the participant at the time of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit are attained and amounts are due under the award, the holder of the performance unit will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

     Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2006 Equity Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation.

NEW PLAN BENEFITS

     No awards will be granted under the 2006 Equity Incentive Plan until it is approved by the Company's stockholders. In addition, awards granted under the 2006 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by key employees and consultants in the 2006 Equity Incentive Plan or the benefits that would have been received by such persons if the 2006 Plan had been in effect in the year ended December 31, 2005.

COMMON STOCK PRICE

     The closing price of the Company's common stock on March 28, 2006 as reported on Nasdaq was $76.76 per share.

OTHER EQUITY COMPENSATION PLANS

     The following table provides certain information as of December 31, 2005 with respect to compensation plans under which shares of the Company's common stock may be issued. The table does not include shares of common stock that may be issued under the 2006 Equity Incentive Plan if approved by the stockholders at the annual meeting.

                                                                                             Number of securities
                                                                                            remaining available for
                                  Number of securities to be   Weighted-average exercise     future issuance under
                                    issued upon exercise of       price of outstanding     equity compensation plans
                                     outstanding options,        options, warrants and       (excluding securities
                                      warrants and rights                rights             reflected in column (a))
Plan Category                                 (a)                         (b)                         (c)
-------------                     --------------------------   -------------------------   -------------------------
Equity compensation plans
   approved by security holders           216,800                        $25.34                     1,034(1)
Equity compensation plans not
   approved by security holders             8,300(2)                     $12.25                        --
                                          -------                        ------                     -----
Total                                     225,100                        $24.86                     1,034
                                          =======                        ======                     =====

----------
(1) Consists of shares of the Company's common stock authorized for issuance under the Company's 1997 Stock Incentive Plan, which provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock and performance shares. The number of shares available for issuance under the 1997 Stock Incentive Plan is also subject to equitable adjustment by the Compensation Committee of the Board of Directors in the event of any change in the Company's capitalization, including, without limitation, a stock dividend or stock split.

(2) Consists of shares of the Company's common stock authorized for issuance upon exercise of nonqualified options granted to certain of the Company's clinical advisors on February 10, 1998. All such options are now vested and expire ten years from the grant date. The exercise price of the options is the closing price on the Nasdaq National Market of the Company's common stock on the grant date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPANY'S 2006 EQUITY INCENTIVE PLAN.

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to stockholder ratification, the Audit Committee has appointed the firm of Grant Thornton LLP as independent accountants to audit the financial statements of the Company for the year 2006. A representative of Grant Thornton LLP will attend the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR 2006.

AUDIT AND RELATED FEES

     Audit Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q were $281,265 for the year ended December 31, 2005 and $161,610 for the year ended December 31, 2004. For the year ended December 31, 2005, these fees include $163,659 for consultations regarding the Sarbanes-Oxley Act of 2002 and attestation of the Company's internal control report required by Section 404 of the Sarbanes-Oxley Act of 2002 and for the year ended December 31, 2004 the fees include $58,860 for consultations regarding the Sarbanes-Oxley Act of 2002.

     Audit Related Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's benefit plans and consultations regarding financial and reporting standards were $19,403 for the year ended December 31, 2005 and $13,670 for the year ended December 31, 2004.

     Tax Fees

     The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax services were $26,047 for the year ended December 31, 2005 and $14,957 for the year ended December 31, 2004. These fees relate to federal and state tax compliance and tax advice in each such year.

     All Other Fees

     There were no fees billed by Grant Thornton LLP for services rendered for the year ended December 31, 2005 or for the year ended December 31, 2004 other than those set forth above.

     The Audit Committee has determined that the provision by Grant Thornton LLP of the above referenced services is compatible with maintaining its independence.

     The Audit Committee has adopted policies and procedures for pre-approval of audit and non-audit services in order to ensure that the provision of those services does not impair the auditor's independence. In accordance with those policies and procedures, the Company is not to engage the independent auditors to render any audit or non-audit services unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. In the fourth quarter of each year, the Audit Committee is to review the services expected to be performed by the independent auditor. The Audit Committee will pre-approve fee levels for the up-coming fiscal year for each of the following categories: audit, audit-related and tax compliance/planning services (individual projects less than $10,000). Tax compliance/planning projects exceeding $10,000 and all other services not pre-approved in the categories above will require specific pre-approval from the Audit Committee on an individual project basis. Approval for such services may be requested at the next Audit Committee meeting or, if earlier approval is necessary, it may be obtained in accordance with the Audit Committee's delegation to the Audit Committee Chairman as described below. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chairman for unplanned services that arise during the year. The Chairman has the authority to review and approve permissible services up to $10,000 per service, provided that the aggregate amount of such services does not exceed $25,000 in any calendar year. The Audit Committee Chairman must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. During 2005, no services were provided by Grant Thornton LLP other than in accordance with the pre-approval policies and procedures then in place.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2005. The Audit Committee has discussed with Grant Thornton LLP, the Company's auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from the Company's auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, by the Independence Standards Board, and has discussed with the auditors their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

                         MEMBERS OF THE AUDIT COMMITTEE

John P. Stupp, Jr. (Chairman)        Hugh J. Morgan, Jr.       Roger F. Stebbing

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the years ended December 31, 2005, 2004 and 2003 of those persons who served as the Chief Executive Officer of the Company at any time during 2005 and other persons who served as executive officers of the Company at any time during 2005 and whose salary and bonus for the year ended December 31, 2005 exceeded $100,000 (such officers are referred to herein as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                       LONG-TERM
                                                     COMPENSATION
                                      ANNUAL            AWARDS
                                 COMPENSATION(1)      SECURITIES
NAME AND                       -------------------    UNDERLYING     ALL OTHER
PRINCIPAL POSITION      YEAR    SALARY      BONUS     OPTIONS (2)   COMPENSATION
------------------      ----   --------   --------    -----------   ------------
Emile A. Battat         2005   $500,000   $100,000            0       $2,816(3)
   Chairman of the      2004    500,000    100,000       20,000        2,779
   Board, President     2003    500,000    100,000            0        2,970
   and Chief
   Executive Officer

Jeffery Strickland      2005   $190,000   $ 65,636            0       $5,568(3)
   Vice President and   2004    185,000     89,427        7,000        5,602
   Chief Financial      2003    180,000     68,220            0        5,592
   Officer, Secretary
   and Treasurer

----------
(1) In accordance with the regulations of the Commission, this table does not include perquisites and other personal benefits received by Named Executive Officers since the value of perquisites and other benefits for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Executive Officer.

(2) For Mr. Battat, options granted in 2004 represent both qualified and nonqualified stock options granted under the 1997 Stock Incentive Plan. For Mr. Strickland, options granted in 2004 represent nonqualified stock options granted under the 1997 Stock Incentive Plan.

(3) Includes the following paid or accrued by the Company or one or more of its subsidiaries: (i) matching contributions to the Atrion Corporation 401(k) Savings Plan of $2,520 for Mr. Battat and $2,281 for Mr. Strickland and
     (ii) payment of life insurance premiums of $296 for Mr. Battat and $3,287 for Mr. Strickland.

INFORMATION CONCERNING STOCK OPTIONS

     The following table provides information as to exercises of options by the Named Executive Officers during the year ended December 31, 2005 and the values of each Named Executive Officer's unexercised options at December 31, 2005.

                       AGGREGATED OPTION EXERCISES IN 2005
                           AND YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED         IN THE MONEY OPTIONS
                        SHARES                      OPTIONS AT YEAR END              AT YEAR END(1)
                       ACQUIRED       VALUE     ---------------------------   ---------------------------
NAME                 ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                 -----------   ----------   -----------   -------------   -----------   -------------
Emile A. Battat         77,200     $2,266,618      17,800             0         $442,330       $      0
Jeffery Strickland           0              0      10,100         5,000          291,874        190,200

----------
(1) Such value is equal to the product of (i) the closing price of the common stock of the Company on December 31, 2005 ($69.43 per share) less the exercise price and (ii) the number of shares subject to in-the-money options.

RETIREMENT PLAN

     The Company maintains a cash balance retirement plan (the "Cash Balance Plan") that includes all full-time active employees of the Company and its subsidiaries, other than Quest Medical, Inc., that were hired prior to May 1, 2005. Each participant has an account balance which represents his or her benefit under the Cash Balance Plan. The Cash Balance Plan provides for the Company to make annual allocations to a participant's cash balance account in an amount equal to 3% of the participant's eligible compensation up to the Social Security wage base and 6% in excess thereof and for an interest credit each plan year equal to the rate on 30 year U.S. Treasury bonds during November of the preceding plan year. For the 2005 plan year, the interest rate was 4.89%. "Eligible compensation" is, for the Named Executive Officers, the salary as included in the Summary Compensation Table above, subject to an annual limitation imposed by law which for 2005 was $210,000 and is $220,000 in 2006. Generally, each participant becomes fully vested in the benefits under such plan after five years of employment. Benefits may be paid, subject to certain limitations under the Internal Revenue Code of 1986, as amended, upon termination of employment, retirement or death. The Cash Balance Plan specifies various options that participants may select for the distribution of their accrued balance, including forms of annuity payments and lump sum distributions. Both of the Named Executive Officers participate in the Cash Balance Plan. The estimated annual retirement benefits that would be payable to the Named Executive Officers under the Cash Balance Plan at normal retirement age of 65, assuming 4% annual increases in eligible compensation until retirement, no change from 2006 levels of maximum includable compensation and Social Security wage base, and a 30 year U.S. Treasury bond rate of 5.5%, are as follows: Mr. Battat, $8,801; and Mr. Strickland, $76,152.

CERTAIN AGREEMENTS, PLANS AND TRANSACTIONS

     The Company has an employment agreement with Emile A. Battat, the Company's Chairman, President and Chief Executive Officer, that provides for his employment for an initial term that expires on December 31, 2006. The base salary for each calendar year is $500,000. In addition, Mr. Battat is entitled to receive a cash bonus each year that is not less than $100,000. If Mr. Battat's employment is terminated during the term by the Company for other than "just cause" or by Mr. Battat for "good reason" (as those terms are defined in the agreement) or upon Mr. Battat's death or disability, Mr. Battat will receive
(1) a cash payment equal to the sum of (i) all cash compensation accrued but not paid and (ii) the base salary and the annual bonus for the remainder of the term, (2) immediate vesting of all stock options or equity granted to him, and
(3) continued participation in the Company's health benefit plans for the remainder of the term. In addition, the Company will reimburse Mr. Battat for excise taxes imposed on him in the event payments or benefits received by him result in "parachute payments" under the Internal Revenue Code and for income taxes on such reimbursement.

     The Company has a severance plan pursuant to which Jeffery Strickland, Vice President and Chief Financial Officer, Secretary and Treasurer of the Company, will be entitled to severance compensation if his employment is terminated under certain conditions set forth in the plan. The severance pay is to be equal to Mr. Strickland's annual base salary for the 12 months preceding the termination of employment.

     David A. Battat is the President of Halkey-Roberts Corporation, a Company subsidiary. He was paid $122,313 base salary and bonus compensation for his services during 2005. In addition, during 2005 he was awarded options to purchase 4,500 shares of the Company's common stock under the 1997 Stock Incentive Plan. David Battat is the son of Emile A. Battat, the Company's Chairman, President and Chief Executive Officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which is currently comprised of Richard O. Jacobson, Hugh J. Morgan, Jr. and John P. Stupp, Jr., establishes the overall executive compensation program for the Company and makes recommendations for base salaries, salary increases and bonuses for the Company's executive officers. In addition, the Compensation Committee administers the Company's incentive programs that cover the Company's executive officers. The executive compensation program, which is periodically reviewed and modified, as necessary, by the Compensation Committee, is designed to attract, retain and motivate management personnel and includes compensation that is tied to enhanced stockholder value.

     Compensation Policies

     The principal components of compensation for the Company's executive officers are base salaries, cash bonus and incentive compensation and stock awards. The base salary of one of the Company's executive officers is fixed by contract, and the base salary of the Company's other executive officer is reviewed annually and adjustments made generally on the basis of the Company's performance as measured by certain financial and non-financial criteria, various survey information respecting compensation of executive officers, compensation levels for executive officers in a broad range of companies (which range is broader than the group of companies included in the peer group index used in comparing cumulative stockholder return), cost-of-living information and individual performance of that executive officer. The Compensation Committee has not assigned relative weights or values to any of such criteria. With respect to the financial performance of the Company, the Compensation Committee generally takes into consideration the Company's earnings from continuing operations, earnings per share and total stockholder return. Subject to the terms of any employment agreement or incentive compensation plan, executive officers of the Company are eligible for discretionary bonuses as determined by the Compensation Committee. At the recommendation of the Compensation Committee, the Company and its subsidiaries have implemented cash incentive plans covering certain key employees. These plans are intended to foster a corporate culture focused on bottom line results by providing key employees with a substantial stake in reducing costs and increasing sales and productivity while conserving capital resources.

     Stock awards are designed to motivate executives to improve the long-term performance of the Company's Common stock in the market, to encourage them to achieve superior results over the long term and to align the interests of executive officers with those of stockholders. Decisions respecting stock awards are made on the basis of the criteria referred to above.

     Compensation of Chief Executive Officer

     The Company has an employment agreement with Mr. Battat that expires at the end of 2006. (For a description of the terms of Mr. Battat's employment agreement, see "EXECUTIVE COMPENSATION - Certain Agreements and Plans.") Under the employment agreement, Mr. Battat's base salary is fixed for each year of the term at $500,000 and he is to receive an annual bonus of not less than $100,000. In addition to cash compensation under his employment agreement, Mr. Battat is entitled to receive stock-based incentive awards. In making determinations regarding the amount of such bonus and stock-based incentive awards, the Compensation Committee generally reviews the performance of the Company, Mr. Battat's contributions and leadership and the compensation of chief executive officers of other companies. For 2005, the Compensation Committee, at Mr. Battat's request, maintained Mr. Battat's cash bonus at the minimum contractual amount of $100,000.

                      MEMBERS OF THE COMPENSATION COMMITTEE

Richard O. Jacobson            Hugh J. Morgan, Jr.            John P. Stupp, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2005, Messrs. Jacobson, Morgan and Stupp served as members of the Compensation Committee. None of the members of the Compensation Committee was an officer or employee of the Company or its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2005, none of the executive officers of the Company was a member of the board of directors, or any committee thereof, of any other entity one of the executive officers of which served as a member of the Board of Directors, or any committee thereof, of the Company.

PERFORMANCE OF COMMON STOCK

     The following graph compares the cumulative total return on investment (the change in year-end stock price plus reinvestment of dividends), for each of the last five fiscal years, assuming that $100 was invested on December 31, 2000 in each of (i) the Company, (ii) a group of stocks consisting of companies in the Hemscott (formerly Media General) Index of Surgical & Medical Instruments and
(iii) a group of stocks consisting of all companies whose stocks are included in the S&P 500 Composite Index.

                               (PERFORMANCE GRAPH)

                      2000     2001     2002     2003     2004     2005
                     ------   ------   ------   ------   ------   ------
Atrion Corporation   100.00   257.97   152.54   309.81   318.16   483.66
Surgical & Medical
   Instruments       100.00   113.88    92.95   137.80   157.90   147.94
S&P Composite        100.00    88.12    68.64    88.33    97.94   102.75

                              STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

     In order for proposals by stockholders to be considered for inclusion in the Company's proxy material relating to the 2007 annual meeting of stockholders, such proposals must be received by the Company on or before December 7, 2006.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT ANNUAL MEETINGS

     The Company's Bylaws provide that a stockholder who desires to propose any business at an annual meeting of stockholders must give the Company written notice of such stockholder's intent to bring such business before such meeting. Such notice is to be delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date of the Company's proxy statement released to Stockholders in connection with the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year's meeting, notice by the stockholder must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting and the 10th day following the date on which public announcement of the date of the meeting is first made. Such notice for the 2007 annual meeting must be delivered not later than December 7, 2006, provided the date of the 2007 annual meeting is not more than 30 days before or more than 60 days after May 22, 2007. The stockholder's written notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (d) any material interest of the stockholder in such business; and (e) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business presented at any meeting without compliance with the foregoing procedure.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

     The Company's Bylaws provide that a stockholder who desires to nominate directors at a meeting of stockholders must give the Company written notice, within the same time period described above for a stockholder who desires to bring business before a meeting, setting forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person if a stockholder has failed to comply with the foregoing procedure.

                         COST AND METHOD OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, telegram, facsimile and other electronic communication methods by the directors, officers and employees of the Company without additional compensation. Brokerage firms, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of common stock of the Company held in their names or in those of their nominees and their reasonable expenses will be reimbursed upon request.

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any business before the meeting other than that stated herein and is not aware of any other matters that may be presented for action at the meeting. However, if any other matters should properly come before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Jeffery Strickland
                                        Vice President and Chief Financial
                                        Officer, Secretary and Treasurer

April 6, 2006

                                                                      Appendix A

                               ATRION CORPORATION

                           2006 EQUITY INCENTIVE PLAN

                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE 1. DEFINITIONS...................................................     1

ARTICLE 2. COMMON STOCK SUBJECT TO PLAN..................................     4
   2.1     Common Stock Subject to Plan..................................     4
   2.2     Add-back of Grants............................................     4

ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS.........................     5
   3.1      Eligibility..................................................     5
   3.2      Awards.......................................................     5
   3.3      Provisions Applicable to Key Employees.......................     5
   3.4      Award Agreement..............................................     5

ARTICLE 4. OPTIONS.......................................................     6
   4.1      Award Agreement for Option Grant.............................     6
   4.2      Option Price.................................................     6
   4.3      Qualification for Incentive Stock Options....................     6
   4.4      Change in Incentive Stock Option Grant.......................     6
   4.5      Option Term..................................................     7
   4.6      Option Exercisability and Vesting............................     7

ARTICLE 5. EXERCISE OF OPTIONS...........................................     8
   5.1     Exercise......................................................     8
   5.2     Manner of Exercise............................................     8
   5.3     Conditions to Issuance of Common Stock........................     8
   5.4     Rights as Stockholders........................................     9
   5.5     Ownership and Transfer Restrictions...........................     9
   5.6     Limitations on Exercise of Options............................     9

ARTICLE 6. STOCK AWARDS..................................................    10
   6.1     Award Agreement...............................................    10
   6.2     Awards of Restricted Common Stock, Restricted Stock Units and
           Deferred Stock Units..........................................    10
   6.3     Rights as Stockholders........................................    11
   6.4     Restriction...................................................    11
   6.5     Lapse of Restrictions.........................................    11
   6.6     Repurchase of Restricted Common Stock.........................    11
   6.7     Escrow........................................................    12
   6.8     Legend........................................................    12
   6.9     Conversion....................................................    12

ARTICLE 7. STOCK APPRECIATION RIGHTS.....................................    12
   7.1     Award Agreement for SARs......................................    12
   7.2     General Requirements..........................................    12
   7.3     Base Amount...................................................    12

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----
   7.4     Tandem SARs...................................................    12
   7.5     SAR Exercisability............................................    13
   7.6     Value of SARs.................................................    13
   7.7     Form of Payment...............................................    13

ARTICLE 8. PERFORMANCE UNITS.............................................    13
   8.1     Award Agreement for Performance Units.........................    13
   8.2     General Requirements..........................................    13
   8.3     Performance Period and Performance Goals......................    13
   8.4     Payment With Respect to Performance Units.....................    14

ARTICLE 9. ADMINISTRATION................................................    14
   9.1     Committee.....................................................    14
   9.2     Duties and Powers of Committee................................    14
   9.3     Compensation; Professional Assistance; Good Faith Actions.....    14

ARTICLE 10. MISCELLANEOUS PROVISIONS.....................................    15
   10.1    Transferability...............................................    15
   10.2    Amendment, Suspension or Termination of this Plan.............    15
   10.3    Changes in Common Stock or Assets of the Company, Acquisition
           or Liquidation of the Company and Other Corporate Events......    16
   10.4    Continued Employment..........................................    17
   10.5    Tax Withholding...............................................    18
   10.6    Forfeiture Provisions.........................................    18
   10.7    Limitations Applicable to Section 16 Persons and
           Performance-Based Compensation................................    18
   10.8    Effect of Plan Upon Option and Compensation Plans.............    18
   10.9    Compliance with Laws..........................................    19
   10.10   Effective Date................................................    19
   10.11   Titles........................................................    19
   10.12   Governing Law.................................................    19

                               ATRION CORPORATION

                           2006 EQUITY INCENTIVE PLAN

Atrion Corporation, a Delaware corporation (the "Company"), has established the Atrion Corporation 2006 Equity Incentive Plan (the "Plan") for the benefit of employees and consultants of the Company.

The purposes of this Plan are (a) to recognize and compensate selected employees and consultants who contribute to the success of the Company and its Subsidiaries, (b) to attract and retain employees and consultants, and (c) to provide incentive compensation to employees and consultants based upon the performance of the Company and its Subsidiaries.

                             ARTICLE 1. DEFINITIONS

Whenever the following initially capitalized terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

"Award" shall mean the grant or award of Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units under this Plan.

"Award Agreement" shall mean the agreement granting or awarding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units.

"Board" shall mean the Board of Directors of the Company, as comprised from time to time.

"Change of Control" shall mean the occurrence of any of the following events:
(a) any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than twenty-five percent (25%) of the then outstanding shares of voting stock of the Company, (b) the consummation of any merger or consolidation of the Company into another company, such that the holders of the shares of the voting stock of the Company immediately before such merger or consolidation own less than fifty percent (50%) of the voting power of the securities of the surviving company or the parent of the surviving company, (c) the adoption of a plan for complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets of the Company, such that after the transaction, the holders of the shares of the voting stock of the Company immediately prior to the transaction own less than fifty percent (50%) of the voting securities of the acquiror or the parent of the acquiror, or (d) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation Committee of the Board.

"Common Stock " shall mean the common stock, par value ten cents ($0.10) per share, of the Company.

"Company" shall mean Atrion Corporation, a Delaware corporation, or any business organization which succeeds to all or substantially all of its business, whether by virtue of a purchase, merger, consolidation, or otherwise. For purposes of this Plan, the term Company shall include, where applicable, a Subsidiary that employs the Key Employee or engages the Consultant.

"Consultant" shall mean a professional or technical expert, consultant or independent contractor who provides services to the Company or a Subsidiary, and who may be selected to participate in the Plan.

"Deferred Stock Unit" shall mean a right to receive Common Stock awarded under
Article 6 of this Plan.

"Employment Agreement" shall mean the employment, consulting or similar contractual agreement entered into by the Key Employee or the Consultant, as the case may be, and the Company governing the terms of the Key Employee's or Consultant's employment or engagement with the Company, if any.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" of a share of Common Stock, as of a given date, means (i) with respect to an Award of an Incentive Stock Option and an Award which is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the average of the high and low sales price of shares of Common Stock on such date as reported by (1) any national securities exchange on which the shares of Common Stock are traded or (2) The Nasdaq Stock Market or, if no shares of Common Stock are traded on such exchange or system on such date, then on the next preceding date on which any shares of Common Stock were traded on such exchange or system; and (ii) with respect to all other Awards, the closing sales price of a share of Common Stock on such date as reported by
(1) any national securities exchange on which the shares of Common Stock are traded or (2) The Nasdaq Stock Market or, if no shares of Common Stock are traded on such exchange or system on such date, then on the next preceding date on which any shares of Common Stock were traded on such exchange or system.

"Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

"Key Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company or a Subsidiary of the Company, whether such employee was so employed at the time this Plan was initially adopted or becomes so employed subsequent to the adoption of this Plan, who is designated as a key employee by the Committee.

"Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

"Option" shall mean an option to purchase shares of Common Stock that is granted under Article 4 of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to consultants shall be Non-Qualified Stock Options.

"Participant" shall mean an Key Employee or Consultant who has been granted an Award.

"Performance Units" shall mean performance units granted under Article 8 of this Plan.

"Permanent Disability" or "Permanently Disabled" shall mean the inability of a Participant, due to a physical or mental impairment, to perform the material services of the Participant's position with the Company for a period of six (6) months, whether or not consecutive, during any 365-day period. A determination of Permanent Disability shall be made by a physician satisfactory to both the Participant and the Committee, provided that if the Participant and the Committee do not agree on a physician, each of them shall select a physician and those two physicians together shall select a third physician, whose determination as to Permanent Disability shall be binding on all parties.

"Plan" shall mean the Atrion Corporation 2006 Equity Incentive Plan, as embodied herein and as amended from time to time.

"Plan Year" shall mean the fiscal year of the Company.

"Restricted Common Stock" shall mean Common Stock awarded under Article 6 of this Plan.

"Restricted Stock Unit" shall mean a right to receive Common Stock awarded under
Article 6 of this Plan.

"Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

"SAR" shall mean stock appreciation rights awarded under Article 7 of this Plan.

"Stock Award" shall mean an Award of Restricted Common Stock, Restricted Stock Units or Deferred Stock Units under Article 6 of this Plan.

"Stock Award Account" shall mean the bookkeeping account reflecting Awards of Restricted Stock Units and Deferred Stock Units under Article 6 of this Plan.

"Subsidiary" shall mean an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

"Termination of Employment" shall mean the date on which the employee-employer, consulting, contractual or similar relationship between a Participant and the Company is terminated for any reason, with or without cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding (i) termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company, and (ii) at the discretion of the Committee, termination of employment which results in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer, consulting, contractual or similar relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                     ARTICLE 2. COMMON STOCK SUBJECT TO PLAN

2.1 COMMON STOCK SUBJECT TO PLAN.

2.1.1 The Common Stock subject to an Award shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Stock. Subject to adjustment as described in Section 10.3.1, the aggregate number of shares of Common Stock that may be issued under the Plan as Restricted Common Stock, Restricted Stock Units, Deferred Stock Units or pursuant to the exercise of Options is one hundred thousand (100,000) shares.

2.1.2 The maximum number of shares of Common Stock which may be awarded to any individual in any calendar year shall not exceed twenty thousand (20,000) shares.

2.2 ADD-BACK OF GRANTS. If any Option or SAR expires or is canceled without having been fully exercised, is exercised in whole or in part for cash as permitted by this Plan, or is exercised prior to becoming vested as permitted under Section 4.6.3 and is forfeited prior to becoming vested, the number of shares of Common Stock subject to such Option or SAR but as to which such Option, SAR or other right was not exercised or vested prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other Award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder. If any shares of Common Stock awarded as Restricted Common Stock, Restricted Stock Units or other Award hereunder or as payment for Performance Units are forfeited by the Participant, such shares may again be optioned, granted or awarded hereunder. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

                ARTICLE 3. ELIGIBILITY; GRANTS; AWARD AGREEMENTS

3.1 ELIGIBILITY. Any Key Employee or Consultant selected to participate pursuant to Section 3.2 shall be eligible to participate in the Plan.

3.2 AWARDS. The Committee shall determine which Key Employees and Consultants shall receive Awards, whether the Key Employee or Consultant will receive Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs or Performance Units, whether an Option grant shall be of Incentive Stock Options or Non-Qualified Stock Options, and the number of shares of Common Stock subject to such Award. Notwithstanding the foregoing, the terms and conditions of an Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

3.3 PROVISIONS APPLICABLE TO SECTION 162(M).

3.3.1 Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Restricted Common Stock, Restricted Stock Units, SARs or Performance Units to a Key Employee that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow,
(iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) earnings from continuing operations, (ix) total stockholder return, or (x) such other identifiable and measurable performance objectives, as determined by the Committee.

3.3.2 To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (ii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period, (iii) specify the relationship between performance goals and targets and the amounts to be earned by each Key Employee for such fiscal year or other designated fiscal period and
(iv) take such other action as the Committee may deem appropriate to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by such Key Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

3.4 AWARD AGREEMENT. Upon the selection of a Key Employee or Consultant to receive an Award, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Award, as determined by the Committee in its sole discretion; provided, however, that, if applicable, the terms of such Award Agreement shall comply with the terms of such Key Employee's or Consultant's Employment Agreement, if any. Such Award Agreement shall provide for the exercise price for Options and SARs; the purchase price for Restricted Common Stock, Restricted Stock Units and Deferred Stock Units; the performance criteria for Performance Units; and the exercisability and vesting schedule, payment terms and such other terms and conditions of such Award, as determined by the Committee in its sole discretion. Each Award Agreement shall be executed by the Participant and an officer of the Company authorized to sign such Award Agreement and shall contain such terms and conditions that are consistent with the Plan, including but not limited to the exercisability and vesting schedule, if any, as the Committee in its sole discretion shall determine. All Awards shall be made conditional upon the Participant's acknowledgment, in writing in the Award Agreement or otherwise by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest under such Award.

                               ARTICLE 4. OPTIONS

4.1 AWARD AGREEMENT FOR OPTION GRANT. Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. All Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2 OPTION PRICE. The price per share of the Common Stock subject to each Option shall be set by the Committee; provided, however, that (i) such price shall not be less than the par value of a share of Common Stock and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted, (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3 QUALIFICATION FOR INCENTIVE STOCK OPTIONS. The Committee may grant an Incentive Stock Option to an individual only if such person is an employee of the Company or is an employee of a Subsidiary as permitted under Section 422(a)(2) of the Code.

4.4 CHANGE IN INCENTIVE STOCK OPTION GRANT. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds one hundred thousand dollars

($100,000), such Options shall be treated as Non-Qualified Stock Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4, the Fair Market Value of shares of Common Stock shall be determined as of the time the Option with respect to such shares of Common Stock is granted, pursuant to
Section 4.7.

4.5 OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.6, except as limited by the requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

4.6 OPTION EXERCISABILITY AND VESTING.

4.6.1 The period during which Options in whole or in part become exercisable and vest in the Participant shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option becomes exercisable and vests.

4.6.2 Each Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to exercise the Options after the Participant's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among the Options granted and may differentiate between the reasons for the Participants' Termination of Employment.

4.6.3 At any time on or after the grant of an Option, the Committee may provide in an Award Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares of Common Stock so purchased shall be restricted Common Stock and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the price per share paid by the Participant for the Common Stock, or (ii) the Fair Market Value of such Common Stock at the time of repurchase, or such other restrictions as the Committee deems appropriate. The Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement, including the right to vote such Common Stock and to receive all dividends and other distributions paid or made with respect to Common Stock.

4.6.4 Any Options which are not exercisable and vested immediately prior to a Change of Control, including shares of restricted Common Stock received upon the exercise of an Option as described in Section 4.6.3 above, shall, upon a Change of Control, become one hundred percent (100%) exercisable, if not previously exercised, and one hundred percent (100%) vested, unless the Award Agreement or the Participant's Employment Agreement provides otherwise.

                         ARTICLE 5. EXERCISE OF OPTIONS

5.1 EXERCISE. At any time and from time to time prior to the time when any exercisable Option or portion thereof becomes unexercisable under the Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares of Common Stock and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of shares of Common Stock.

5.2 MANNER OF EXERCISE. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the Award Agreement:

5.2.1 A written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time.

5.2.2 Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on certificates for shares of Common Stock and issuing stop-transfer notices to agents and registrars.

5.2.3 In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

5.2.4 Full payment (in cash or by check) for the shares of Common Stock with respect to which the Option or portion thereof is exercised, including the amount of any withholding tax due, unless with the prior written consent of the
Committee:

5.2.4.1 payment, in whole or in part, is made through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

5.2.4.2 payment, in whole or in part, is made through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; or

5.2.4.3 payment is made through any combination of the consideration provided for in this Section 5.2.4 or such other method approved by the Committee consistent with applicable law.

5.3 CONDITIONS TO ISSUANCE OF COMMON STOCK. The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

5.3.1 The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable.

5.3.2 The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

5.3.3 The receipt by the Company of full payment for such Common Stock, including payment of any applicable withholding tax.

5.3.4 The Participant agreeing to the terms and conditions of the Plan and the Award Agreement.

5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares of Common Stock have been issued by the Company to such holders.

5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares of Common Stock purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such shares of Common Stock.

5.6 LIMITATIONS ON EXERCISE OF OPTIONS.

5.6.1 Vested Incentive Stock Options may not be exercised after the earlier of
(i) their expiration date, (ii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his death, (iii) twelve
(12) months from the date of the Participant's Termination of Employment by reason of his Permanent Disability, or (iv) the expiration of three (3) months from the date of the Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said three (3) month period and the Award Agreement or the Committee permits later exercise. Leaves of absence for less than ninety
(90) days shall not cause a Termination of Employment for purposes of Incentive Stock Options.

5.6.2 Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

                             ARTICLE 6. STOCK AWARDS

6.1 AWARD AGREEMENT. Awards of Restricted Common Stock, Restricted Stock Units and Deferred Stock Units shall be evidenced by an Award Agreement, pursuant to
Section 3.4. All Award Agreements evidencing Restricted Common Stock, Restricted Stock Units and Deferred Stock Units intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

6.2 AWARDS OF RESTRICTED COMMON STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.

6.2.1 The Committee may from time to time, in its absolute discretion, consistent with this Plan:

6.2.1.1 determine which Key Employees and Consultants shall receive Stock
Awards;

6.2.1.2 determine the aggregate number of shares of Common Stock to be awarded as Stock Awards to Key Employees and Consultants;

6.2.1.3 determine the terms and conditions applicable to such Stock Awards; and

6.2.1.4 determine when the restrictions, if any, lapse.

6.2.2 The Committee may establish the purchase price, if any, and form of payment for a Stock Award. If the Committee establishes a purchase price, the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law.

6.2.3 Upon the selection of a Key Employee or Consultant to be awarded Restricted Common Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Stock and may impose such conditions on the issuance of such Restricted Common Stock as it deems appropriate, subject to the provisions of Article 9.

6.2.4 Upon the selection of a Key Employee or Consultant to be awarded Restricted Stock Units or Deferred Stock Units, the Committee shall instruct the Secretary of the Company to establish a Stock Award Account on behalf of each such Participant. The Committee may impose such conditions on the issuance of such Restricted Stock Units or Deferred Stock Units as it deems appropriate.

6.2.5 Awards of Restricted Common Stock and Restricted Stock Units shall vest pursuant to the Award Agreement.

6.2.6 Upon the occurrence of a Change of Control, all Restricted Common Stock and Restricted Stock Units shall become one hundred percent (100%) vested, unless the Participant's Award Agreement or the Participant's Employment Agreement provides otherwise.

6.2.7 A Participant shall be one hundred percent (100%) vested in the number of Deferred Stock Units held in his or her Stock Award Account at all times. The term for which the Deferred Stock Units shall be deferred shall be provided for in the Award Agreement.

6.3 RIGHTS AS STOCKHOLDERS.

6.3.1 Upon delivery of the shares of Restricted Common Stock to the Participant or the escrow holder pursuant to Section 6.7, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Stock, subject to the restrictions and provisions of his Award Agreement; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.3.2 Nothing in this Plan shall be construed as giving a Participant who receives an Award of Restricted Stock Units or Deferred Stock Units any of the rights of an owner of Common Stock unless and until shares of Common Stock are issued and transferred to the Participant in accordance with the terms of the Plan and the Award Agreement. Notwithstanding the foregoing, in the event that any dividend is paid by the Company with respect to the Common Stock (whether in the form of cash, Common Stock or other property), then the Committee shall, in the manner it deems equitable or appropriate, adjust the number of Restricted Stock Units or Deferred Stock Units allocated to each Participant's Stock Award Account to reflect such dividend.

6.4 RESTRICTION. All shares of Restricted Common Stock issued under this Plan (including any Common Stock received as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of the Award, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its sole discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, vesting, Company performance and individual performance; provided, however, that by action taken subsequent to the time shares of Restricted Common Stock are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Common Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5 LAPSE OF RESTRICTIONS. The restrictions on Awards of Restricted Common Stock and Restricted Stock Units shall lapse in accordance with the terms of the Award Agreement. Each Award Agreement shall set forth whether shares of Restricted Common Stock or Restricted Stock Units then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant's Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among the Awards of Restricted Common Stock or Restricted Stock Units and may differentiate between the reasons for the Participant's Termination of Employment.

6.6 REPURCHASE OF RESTRICTED COMMON STOCK. The Committee may provide in the terms of the Award Agreement awarding Restricted Common Stock that the Company shall have call rights, a right of first offer or a right of refusal regarding shares of Restricted Common Stock then subject to restrictions.

6.7 ESCROW. The Company may appoint an escrow holder to retain physical custody of each certificate or control of each other indicia representing shares of Restricted Common Stock until all of the restrictions imposed under the Award Agreement with respect to the shares of Common Stock evidenced by such certificate expire or shall have been removed.

6.8 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Common Stock hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Stock that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

6.9 CONVERSION. Upon vesting in the case of Restricted Stock Units, and upon the lapse of the deferral period in the case of Deferred Stock Units, such Restricted Stock Units or Deferred Stock Units shall be converted into an equivalent number of shares of Common Stock that will be distributed to the Participant, or in the case of the Participant's death, to the Participant's legal representative. Such distribution shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 AWARD AGREEMENT FOR SARS. Awards of SARs shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing SARs intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

7.2 GENERAL REQUIREMENTS. The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option). The Committee shall determine which Key Employees and Consultants shall receive Awards of SARs and the amount of such Awards.

7.3 BASE AMOUNT. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the price per share of the related Option or, if there is no related Option, the Fair Market Value of a share of Common Stock as of the date of grant of the SAR.

7.4 TANDEM SARS. Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Key Employee or Consultant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Key Employee or Consultant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

7.5 SAR EXERCISABILITY.

7.5.1 The period during which SARs in whole or in part become exercisable shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an SAR, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions its selects, accelerate the period during which the SAR becomes exercisable.

7.5.2 In each Award Agreement, the Committee shall indicate whether the portion of the SAR, if any, that remains non-exercisable upon the Participant's Termination of Employment with the Company is forfeited. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

7.6 VALUE OF SARS. When a Participant exercises an SAR, the Participant shall receive in settlement of such SAR an amount equal to the value of the stock appreciation for the number of SARs exercised payable in cash, Common Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR.

7.7 FORM OF PAYMENT. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, Common Stock or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Common Stock are received upon exercise of a SAR, cash shall be delivered in lieu of any fractional shares of Common Stock.

                          ARTICLE 8. PERFORMANCE UNITS

8.1 AWARD AGREEMENT FOR PERFORMANCE UNITS. Awards of Performance Units shall be evidenced by an Award Agreement, pursuant to Section 3.4. All Award Agreements evidencing Performance Units intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

8.2 GENERAL REQUIREMENTS. Each Performance Unit shall represent the right of the Participant to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Common Stock or such other measurement base as the Committee deems appropriate. The Committee shall determine and set forth in the Award Agreement the number of Performance Units to be granted and the requirements applicable to such Performance Units. The Committee shall determine which Key Employees and Consultants shall receive Awards of a Performance Unit and the amount of such Awards.

8.3 PERFORMANCE PERIOD AND PERFORMANCE GOALS. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Performance Units ("Performance Goals") and such other conditions of the Award as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its

Subsidiaries, the performance of Common Stock, individual performance or such other criteria as the Committee deems appropriate.

8.4 PAYMENT WITH RESPECT TO PERFORMANCE UNITS. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Common Stock or in a combination of the two, as determined by the Committee.

                            ARTICLE 9. ADMINISTRATION

9.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation, Bylaws, and with applicable law. The majority vote of the Committee, or for acts taken in writing without a meeting by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee. Committee members may resign at any time by delivering written notice to the Board.

9.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to designate the Key Employees and consultants who shall participate in the Plan and to construe and interpret this Plan and the agreements pursuant to which Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such Award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

9.3 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services pursuant to this Plan. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Awards made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                      ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1 TRANSFERABILITY.

10.1.1 No Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR, Performance Unit, or any right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 10.1.1 shall prevent transfers by will or by the applicable laws of descent and distribution or as permitted in Section 10.1.2 below. The Committee shall not be required to accelerate the exercisabilty of an Award or otherwise take any action pursuant to a divorce or similar proceeding in the event Participant's spouse is determined to have acquired a community property interest in all or any portion of an Award. Except as provided below, during the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan. After the death of the Participant, any exercisable portion of an Award, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, may be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

10.1.2 Notwithstanding the foregoing, the Committee may provide in an Award Agreement, or amend an otherwise outstanding Award Agreement to provide, that a Participant may transfer Non-Qualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Non-Qualified Stock Option and the transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Qualified Stock Option immediately before the transfer and shall be exercisable by the transferee according to the same terms as applied to the Participant.

10.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN.

10.2.1 Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule, without the consent of the stockholders. The Board and the Committee cannot reprice, replace or regrant through cancellation or by lowering the price per share of a previously granted Option unless the stockholders of the Company provide prior approval. No amendment, suspension or termination of this Plan shall impair any rights or obligations under any Award theretofore made to a Participant, unless such right has been reserved in the Plan or the Award Agreement, without the consent of the Participant holding such Award. No Award may be made during any period of suspension or after termination of this Plan. In no event may any Award be made under this Plan after May 22, 2016.

10.2.2 Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in applicable law, irrespective of the status of any Award as vested or unvested, exercisable or unexercisable, at the time of such change in applicable law.

10.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

10.3.1 In the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the following:

10.3.1.1 the maximum number of shares of Common Stock available for Awards;

10.3.1.2 the maximum number of shares of Common Stock subject to the Plan;

10.3.1.3 the number and kind of Company stock with respect to which an Award may be made under the Plan;

10.3.1.4 the number and kind of Company stock subject to an outstanding Award;
and

10.3.1.5 the exercise price or purchase price with respect to any Award.

10.3.2 In the event of any transaction or event described in Section 10.3.1 or any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines, in its sole discretion, that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award or right under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

10.3.2.1 the Committee may provide, by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, for (i) the purchase of any such Award for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, payable, fully vested or the restrictions lapsed, or (ii) the replacement of such Award with other rights or property selected by the Committee;

10.3.2.2 the Committee may provide, by the terms of such Award Agreement or by action taken prior to the occurrence of such transaction or event, that the Award cannot be exercised after such event;

10.3.2.3 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event such Award shall be exercisable, notwithstanding anything to the contrary in Section 4.6 or the provisions of such Award;

10.3.2.4 the Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

10.3.2.5 the Committee may make adjustments in the number, type and kind of shares of Common Stock subject to outstanding Options, Restricted Common Stock, Restricted Stock Units, Deferred Stock Units, SARs and Performance Units and in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards, and rights and awards which may be granted in the future; and

10.3.2.6 the Committee may provide, by the terms of an Award of Restricted Common Stock or Restricted Stock Units or by action taken prior to the occurrence of such event, that for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of the Restricted Common Stock or the Restricted Stock Units may be terminated, and some or all shares of such Restricted Common Stock or some or all of such Restricted Stock Units may cease to be subject to forfeiture under Section 6.5 or repurchase under Section 6.6 after such event.

10.3.3 Subject to Section 10.7, the Committee may, in its sole discretion, at the time of grant, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate and in the best interests of the Company; provided, however, that no such provisions or limitations shall be contrary to the terms of the Participant's Employment Agreement or the terms of this Plan.

10.3.4 Notwithstanding the foregoing, in the event of a transaction or event described in Sections 10.3.1 or any unusual or nonrecurring transactions or events affecting the Company, no action pursuant to this Section 10.3 shall be taken that is specifically prohibited under applicable law, the rules and regulations of any governing governmental agency or national securities exchange, or the terms of the Participant's Employment Agreement.

10.4 CONTINUED EMPLOYMENT. Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his employment, consulting or similar relationship with the Company, whether as an employee or consultant or otherwise, or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company.

10.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or lapse of any restriction of any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SAR or Performance Unit. The Committee may, in its sole discretion and in satisfaction of the foregoing requirement, allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld; provided, however, that any shares of Common Stock withheld shall be no greater than an amount that does not exceed the Participant's minimum applicable withholding tax rate for federal (including
FICA), state and local tax liabilities.

10.6 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards, the Committee shall have the right to provide, in the terms of such Award, or to require the Participant to agree by separate written instrument, that the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited if (i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant's Employment Agreement, or (iii) the Company terminates the Participant with or without cause.

10.7 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Option, Restricted Common Stock, Restricted Stock Unit, Deferred Stock Unit, SARs, or Performance Units granted or awarded to any individual who is then subject to
Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act). To the extent permitted by applicable law, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan to the contrary, any Award that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

10.8 EFFECT OF PLAN UPON OPTION AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees or consultants, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

10.9 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

10.10 EFFECTIVE DATE. This Plan shall be effective on the date it is approved by the stockholders of the Company.

10.11 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

10.12 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the State of Texas, without regard to that state's conflicts of laws rules.

                               ATRION CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Roger
F. Stebbing and John P. Stupp, Jr., or either of them, proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Atrion Corporation which the undersigned would be entitled to vote at the annual meeting of stockholders of Atrion Corporation to be held at the offices of Atrion Corporation, One Allentown Parkway, Allen, Texas, on Monday, May 22, 2006 at 10:00 a.m., Central Time, and at any adjournment thereof, in the following manner:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               ATRION CORPORATION

                                  MAY 22, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.   ELECTION OF DIRECTOR:

          NOMINEE: Hugh J. Morgan, Jr.

[ ]  FOR

[ ]  WITHHOLD AUTHORITY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

                                                         FOR   AGAINST   ABSTAIN

2.   PROPOSAL TO APPROVE THE COMPANY'S 2006 EQUITY       [ ]     [ ]       [ ]
     INCENTIVE PLAN

3.   PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT         [ ]     [ ]       [ ]
     THORNTON LLP AS INDEPENDENT ACCOUNTANTS OF THE
     COMPANY

4.   IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
     MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3. IF THIS PROXY IS PROPERLY SIGNED AND RETURNED, THE SHARES REPRESENTED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3 UNLESS YOU OTHERWISE SPECIFY HEREIN.


------------------------------------   -----------------------------------------
Signature of Stockholder               Date:


------------------------------------   -----------------------------------------
Signature of Stockholder               Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.